THE JAPAN FUND, INC.

                                  Annual Report
                                December 31, 1995



                         A pure no-load(TM) mutual fund


                         Scudder, Stevens & Clark, Inc.


                               Investment Manager

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

83-6-26
MIS69A

CONTENTS

  Portfolio Management Discussion                                             3
   Reviews the period's investing strategies, financial markets, and economic conditions

  Performance Update                                                          4

  Portfolio Summary                                                           5

  Investment Portfolio                                                        9
   Itemized list of your Fund's portfolio holdings

  Financial Statements                                                       14

  Financial Highlights                                                       17

  Notes to Financial Statements                                              18

  Report of Independent Accountants                                          25

  Tax Information                                                            26

  Officers and Directors                                                     26

  How to Contact The Japan Fund                                      Back cover

PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The past year continued to test the stamina of investors in Japanese stocks, yet rewarded their patience. After declining for months, stocks finally reversed course midway through The Japan Fund's fiscal year ended December 31, 1995.

     The Fund's total return (as measured in U.S. dollars) for the 12-month fiscal period was -9.07%, reflecting the reinvestment of an $0.11 per share capital gain distribution and a drop in the Fund's share price to $9.44 on December 31, 1995 from $10.50 a year ago. These results conceal the progressively better investment conditions that prevailed in the final six months of the Fund's fiscal year: From June 30 through the end of 1995, the Fund generated an 11.85% total return.

     The unmanaged Tokyo Stock Price Index (TOPIX)--by and large comprising the stocks of large companies--declined 1.29% for the fiscal year in dollar terms. Reflecting the divergent performance of large and small stocks in 1995, the unmanaged Tokyo Stock Exchange Second Section Index and the unmanaged OTC Index, which are indices of smaller stocks, produced weaker -5.89% and -18.95% dollar-based returns, respectively. As an actively managed portfolio, the Fund enjoys the flexibility to invest in companies of varying sizes, providing they meet our strict criteria for investment. Small-company stocks occupied an appreciable portion of the portfolio throughout the year, as did stocks in industries sensitive to changes in the economy. Despite the challenging investment conditions, we maintained these holdings because we believe that they are fundamentally attractive and should do well as the Japanese economy recovers.

                Market Conditions Recover in Latter Half of 1995

     The market environment in Japan was struck by a succession of unfortunate events in the early months of 1995. Among them were the tragic earthquake in the city of Kobe--one of Japan's key economic ports--and the downfall of a venerable British institution--Barings Bank--due to trading losses in Asia. Meanwhile, the yen's continued strength earlier in the year depressed economic activity. The currency surged from 100 yen to the U.S. dollar at the start of the year to a peak of 79.75 yen to the dollar in April. The strong yen not only hindered corporate profits, but also darkened consumer and market sentiment. Not surprisingly, Japanese stocks reflected these woes, with stock prices bottoming in June.

THE JAPAN FUND, INC.
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
THE JAPAN FUND, INC.
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 9,093     -9.07%    -9.07%
5 Year    $10,620      6.20%     1.21%
10 Year   $27,958    179.58%    10.83%

TOPIX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 9,871    -1.29%    -1.29%
5 Year    $12,483    24.83%     4.53%
10 Year   $31,370   213.70%    12.10%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

The Japan Fund, Inc.
Year            Amount
----------------------
85             $10,000
86             $17,754
87             $23,615
88             $28,197
89             $31,475
90             $26,325
91             $27,145
92             $22,599
93             $27,942
94             $30,745
95             $27,958

TOPIX
Year            Amount
----------------------
85             $10,000
86             $18,766
87             $27,553
88             $36,699
89             $39,191
90             $25,130
91             $27,240
92             $20,999
93             $26,057
94             $31,781
95             $31,370

The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends reinvested net of witholding tax and, unlike Fund returns, do not reflect any fees or expenses.




-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31


                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $20.28  $16.97  $16.24  $14.27  $10.76  $10.69  $ 8.90  $10.33  $10.50  $ 9.44
INCOME DIVIDENDS..   $  .02  $  .20  $  .02  $  .08  $  .09  $   --  $   --  $  .28  $   --  $   --
CAPITAL GAINS
DISTRIBUTIONS.....   $ 4.67  $ 9.08  $ 3.88  $ 3.59  $ 1.10  $  .41  $   --  $  .39  $  .85  $  .11
FUND TOTAL
RETURN (%)........    77.54   33.01   19.40   11.63  -16.36    3.11  -16.74   23.64   10.03   -9.07
INDEX TOTAL
RETURN (%)........    87.65   46.82   33.19    6.79  -35.88    8.39  -22.92   24.07   21.96   -1.29

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Equity Securities        92%
Cash Equivalents          6%
Other                     2%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS (Excludes 6% Cash Equivalents)
--------------------------------------------------------------------------
Manufacturing           34%
Financial               14%
Metals & Minerals       12%
Consumer Discretionary  10%
Durables                 8%
Service Industries       7%
Consumer Staples         4%
Technology               3%
Construction             3%
Other                    5%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. NICHIEI CO., LTD.
    Finance company for small- and medium-sized firms

 2. SMC CORP.
    Leading maker of pneumatic equipment

 3. JAPAN ASSOCIATED FINANCE CO.
    Venture capital company

 4. NIPPON ELECTRIC GLASS CO., LTD.
    Leading manufacturer of cathode-ray tube glass

 5. CANON INC.
    Leading producer of visual image and information equipment

 6. BRIDGESTONE CORP.
    Leading automobile tire manufacturer

 7. KAWASAKI STEEL CORP.
    Major integrated steelmaker

 8. SUMITOMO METAL INDUSTRIES, LTD.
    Leading integrated crude steel producer

 9. MATSUSHITA ELECTRICAL INDUSTRIAL CO,. LTD.
    Consumer electronic products manufacturer

10. HITACHI METALS, LTD.
    Major producer of high-quality specialty steels

-----------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

     By contrast, the second half of the year saw a confluence of positive developments. In July, the yen began to weaken, acting as a catalyst for the economic recovery currently unfolding in Japan. By late September, the yen had fallen to 104 yen to the dollar. Japanese authorities also did their share in helping to restore investor confidence. The Bank of Japan cut the discount rate to 0.5%, the lowest level ever, and lower than the prevailing average dividend yield of equities. The central bank also began purchasing government bonds to encourage the growth of money supply. And the government's subsequent announcement of a massive 14.2 trillion yen fiscal package is expected to help breathe life back into the economy.

     Prospects for Japanese corporations have taken a positive turn as the government's relaxation of taxes on stock dividends paved the way for corporations to buy back their outstanding shares. Further, companies have started to revise their earnings forecasts upward as economic prospects improved.

                  Keeping An Eye On Value While Pursuing Growth

     As always, shaping the Fund's portfolio strategy centers around a comprehensive research process. While we routinely evaluate structural and cyclical changes underway in Japan, ultimately, it is intensive stock-by-stock analysis that defines our investment approach. Leading companies with top or growing market share, above-average earnings growth, and healthy balance sheets are typical of the Fund's current investments.

     During the past year, this stock-driven approach resulted in a portfolio whose profile looked distinctly different from that of major market benchmarks. Falling stock prices had created opportunities to take advantage of values in the marketplace--that is, investments in large and small companies whose stocks were priced below what our research indicates is their intrinsic worth.

     This dual focus on growth and value reinforced our conviction in certain holdings. Among these were carefully selected small growth companies showing signs of becoming tomorrow's blue chips--Nichiei, SMC, and THK, for example. The performance of these stocks--along with small stocks as a group--fell short of that of larger-company stocks during the first half of 1995, when the outlook for economic recovery remained clouded. But believing these holdings stood to serve the Fund well over the longer term, we retained them in the portfolio. As it turned out, this decision contributed to Fund performance as the year drew on.

     We also continued to hold other investments that we felt would emerge unscathed from the tough conditions--global technology companies, for instance, such as Canon, Fujitsu, and Matsushita Electrical Industrial. Companies that were restructuring themselves to be well positioned once economic recovery took hold also numbered among core holdings. Examples include select steel and trading companies that have reworked their businesses to become more competitively fit. These restructured investments performed well as the economy began to reawaken--and they likely will enhance Fund performance further as economic and market conditions continue to improve.

     By contrast, we found that several holdings no longer merited a place in the Fund. We pared back some retail and restaurant holdings, a process begun over a year ago. While many of these stocks had performed well for the Fund in earlier years, their future prospects had dimmed under adverse conditions. Deflation and the increasingly competitive market climate hurt companies such as Ten Allied, Skylark, Nissen, and Ministop.

     From the sale of these stocks, we directed proceeds to a number of new investments. We favored cash-rich companies from varying industries, particularly those generating steady cash flow, such as Takeda Chemical, East Japan Railway, and Banyu Pharmaceutical. Several construction-related companies also held promise, given expectations for recovery in private construction orders during the coming year. Among these new additions were Takasago Thermal Engineering, Sekisui Chemical, Matsushita Electric Works, and Kansai Sekiwa Real Estate.

     Meanwhile, shaping the Fund's currency strategy proved to be a balancing act between guarding against yen weakening and benefiting from yen strengthening. Hence, we designed a currency strategy emphasizing the use of options to enable the portfolio to benefit from a rising yen while also defending the Fund against major weakness. On balance, these strategies contributed a net gain of approximately 0.68% to the Fund's 1995 performance.

                                 The Japan Fund:
                          A Team Approach to Investing

     The Japan Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Seung Kwak assumed responsibility for the Fund's investment strategy and daily operation in 1994 and has been a member of the portfolio management team since 1989. Mr. Kwak has directed our Tokyo-based research effort since he joined Scudder in 1988. Elizabeth J. Allan, Portfolio Manager, helps set the Fund's general investment strategy. Ms. Allan has contributed her expertise to the management of the Fund since she joined Scudder in 1987 and has numerous years of Pacific Basin research and investing experience. Eileen O. Gerspach, Portfolio Manager, also helps set the Fund's general investment strategy. Ms. Gerspach, who joined the team in May 1995, has worked in the investment industry since 1984 and has nine years of experience as a portfolio manager.

                                     Outlook

     Recent improvements in the economic landscape have set the stage for an improved market environment in the year ahead. There are many positive signs. The government is acting to resolve problems surrounding the insolvency issues besetting major banks, and corporate profits are improving. Renewed domestic demand should help absorb some of the excess inventory that has accumulated, and fuel a recovery in industrial production. Further, deflationary pressures may be abating, demonstrated by the reversal of the yen midway through 1995. Seasonal factors could prompt the yen to strengthen temporarily in the spring. Still, the currency may fall further, as long as the Japanese trade surplus--a fundamental force behind a strong yen--continues to fall sharply.

     Other heartening signs include the prospect that domestic assets may flow back to Japanese stocks. Japanese households and institutions are holding historically large proportions of cash compared to their holdings of equities. Under the currently low interest rate environment, investors may shift money to stocks as the market rally revives investor confidence.

     In the last two years, we have completed much of the groundwork to reposition The Japan Fund to take advantage of renewal and recovery in Japan. As the Japanese economy continues to emerge from a historically long economic downturn, we believe that many of these investments should distinguish themselves on the basis of the strengths found in the best Japanese companies:
Vision, resourcefulness, adaptability, competitiveness, and growth.

     Thank you for your continued interest in The Japan Fund.

Sincerely,

/s/Douglas M. Loudon               /s/Henry Rosovsky
Douglas M. Loudon                  Henry Rosovsky
President                          Chairman

                                                            INVESTMENT PORTFOLIO as of December 31, 1995
-----------------------------------------------------------------------------------------------------------


                    % of      Principal                                                           Market
                 Portfolio    Amount ($)                                                         Value ($)
-----------------------------------------------------------------------------------------------------------

                    2.4%      REPURCHASE AGREEMENTS
                              -----------------------------------------------------------------------------

                              13,744,000  Repurchase Agreement with Donaldson,
                                           Lufkin & Jenrette dated 12/29/95 at 5.85%
                                           to be repurchased on 1/2/95 at $13,752,934
                                           collateralized by a $12,947,000 U.S. Treasury
                                           Note, 7.875%, 4/15/98 (Cost $13,744,000) ...........  13,744,000
                                                                                                 ----------

                              -----------------------------------------------------------------------------
                    3.4%      COMMERCIAL PAPER
                              -----------------------------------------------------------------------------

                               6,000,000  Kimberly-Clark Corp., 5.59%, 1/31/96 ................   5,972,081
                              14,000,000  New Center Asset Trust, 5.71%, 1/17/96 ..............  13,964,440
                                                                                                 ----------
                                          TOTAL COMMERCIAL PAPER (Cost $19,936,521)              19,936,521
                                                                                                 ----------

                              -----------------------------------------------------------------------------
                    1.0%      CONVERTIBLE BONDS
                              -----------------------------------------------------------------------------
MANUFACTURING

Industrial
Specialty                     JPY 544,000,000  Nippon Electric Glass Co., Ltd., 2%, 3/29/02
                                           (Cost $6,024,854) ..................................   6,074,845
                                                                                                 ----------

                              -----------------------------------------------------------------------------
                   91.1%      COMMON STOCKS
                              -----------------------------------------------------------------------------
                              Shares

CONSUMER
DISCRETIONARY       9.5%

Department &
Chain Stores        2.0%         110,000  Fast Retailing Co., Ltd. ............................   5,465,375
                                 100,000  Ito-Yokado Co., Ltd. ................................   6,159,806
                                                                                                 ----------
                                                                                                 11,625,181
                                                                                                 ----------

Home Furnishings    0.4%          96,000  Nitori Co., Ltd. (b) ................................   2,696,368
                                                                                                 ----------
Recreational
Products            2.6%         224,000  Bandai Co., Ltd. ....................................   9,176,949
                                 145,000  Square Co., Ltd. ....................................   5,940,436
                                                                                                 ----------
                                                                                                 15,117,385
                                                                                                 ----------

Restaurants         0.4%          92,460  Genki Sushi Co., Ltd. ...............................   2,238,741
                                                                                                 ----------
Specialty Retail    4.1%          36,700  Bunkyodo Co., Ltd. ..................................     835,303
                                 146,000  Kato Denki Co., Ltd. ................................   3,789,637
                                 353,640  Royal Ltd. ..........................................  11,816,542


    The accompanying notes are an integral part of the financial statements.

THE JAPAN FUND, INC.
-----------------------------------------------------------------------------------------------------------


                    % of                                                                          Market
                 Portfolio        Shares                                                         Value ($)
-----------------------------------------------------------------------------------------------------------
                                  91,400  Shimamura Co., Ltd. .................................   3,532,068
                                  73,900  Tsutsumi Jewelry Co., Ltd. ..........................   3,700,368
                                                                                                 ----------
                                                                                                 23,673,918
                                                                                                 ----------

CONSUMER STAPLES    3.8%

Consumer
Electronic &
Photographic
Products            1.1%         332,000 Pioneer Electronics Corp. ............................   6,077,288
                                                                                                 ----------
Food & Beverage     2.7%         232,000 Ariake Japan Co., Ltd. ...............................   7,976,755
                                 135,000 Jusco Co., Ltd. ......................................   3,517,191
                                 273,000 Rock Field Co., Ltd. (b) .............................   4,256,949
                                                                                                 ----------
                                                                                                 15,750,895
                                                                                                 ----------

HEALTH              2.1%

Pharmaceuticals                  629,000 Banyu Pharmaceutical Co., Ltd ........................   7,736,852
                                 257,000 Takeda Chemical Industries, Ltd. .....................   4,231,477
                                                                                                 ----------
                                                                                                 11,968,329
                                                                                                 ----------

COMMUNICATIONS      0.2%

Telephone/
Communications                       124 DDI Corp. ............................................     960,775
                                                                                                 ----------

FINANCIAL 12.6%

Other Financial
Companies          12.3%         188,000 Japan Associated Finance Co. .........................  19,846,973
                                 501,876 Nichiei Co., Ltd. ....................................  37,428,041
                                 116,000 Sanyo Shinpan Finance Co., Ltd. ......................   9,549,637
                                  26,100 Shohkoh Fund & Co., Ltd. .............................   4,904,019
                                                                                                 ----------
                                                                                                 71,728,670
                                                                                                 ----------

Real Estate         0.3%          93,000 Kansai Sekiwa Real Estate, Ltd. ......................   1,666,344
                                                                                                 ----------

MEDIA               1.2%

Broadcasting &
Entertainment                    285,000 Horipro Inc. .........................................   3,809,201
                                  63,277 Sony Music Entertainment (Japan) Inc. ................   3,309,402
                                                                                                 ----------
                                                                                                  7,118,603
                                                                                                 ----------

SERVICE INDUSTRIES  6.6%

Miscellaneous
Commercial Services               17,600 Aucnet Inc. ..........................................     852,300
                               1,303,000 Itochu Corp. .........................................   8,770,799
                                 139,000 Secom Co., Ltd. ......................................   9,666,053
                                 877,000 Sumitomo Corp. .......................................   8,918,644


    The accompanying notes are an integral part of the financial statements.

                                                                                     INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------


                    % of                                                                           Market
                 Portfolio       Shares                                                           Value ($)
-----------------------------------------------------------------------------------------------------------

                                 576,000 Takasago Thermal Engineering Co., Inc. ...............  10,320,581
                                                                                                 ----------
                                                                                                 38,528,377
                                                                                                 ----------

DURABLES            7.0%

Automobiles                    1,089,000 Bridgestone Corp. ....................................  17,297,433
                                  76,000 FCC Co., Ltd. ........................................   2,679,322
                                 571,100 Kyokuto Kaihatsu Kogyo Co., Ltd. .....................  11,615,593
                               1,137,000 ShinMaywa Industries, Ltd. ...........................   9,382,315
                                                                                                 ----------
                                                                                                 40,974,663
                                                                                                 ----------

MANUFACTURING      30.5%

Chemicals           1.3%          55,000 Nippon Shokubai Corp., Ltd. ..........................     538,015
                                 476,000 Sekisui Chemical Co., Ltd. ...........................   7,007,458
                                                                                                 ----------
                                                                                                  7,545,473
                                                                                                 ----------

Diversified
Manufacturing       0.4%         211,000 Sumitomo Electric Industries, Ltd. ...................   2,534,044
                                                                                                 ----------
Electrical
Products            4.8%         927,000 Hitachi Ltd. .........................................   9,337,337
                                  16,000 Mabuchi Motor Co., Ltd. ..............................     994,867
                                 942,000 Matsushita Electrical Industrial Co., Ltd. ...........  15,327,458
                                 301,000 Toshiba Corp. ........................................   2,358,441
                                                                                                 ----------
                                                                                                 28,018,103
                                                                                                 ----------

Hand Tools          0.4%         162,430 Asahi Diamond Industrial Co., Ltd. ...................   2,281,099
                                                                                                  ---------
Industrial
Specialty           3.1%         114,000 Mirai Industry Co., Ltd. .............................   2,716,126
                                 658,000 NHK Spring Co., Ltd. .................................   3,313,898
                                 621,000 Nippon Electric Glass Co., Ltd. ......................  11,788,475
                                                                                                 ----------
                                                                                                 17,818,499
                                                                                                 ----------

Machinery/
Components/
Controls           14.0%         112,500 Keyence Corp. ........................................  12,966,102
                                 474,000 Komori Corp. .........................................  11,936,077
                                 957,000 Mitsubishi Heavy Industries, Ltd. ....................   7,628,194
                                 843,000 NGK Spark Plug Co., Ltd. .............................  10,614,044
                                 303,000 NSK Ltd. .............................................   2,200,969
                                 295,700 SMC Corp. ............................................  21,393,501
                                 514,600 THK Co., Ltd. ........................................  14,653,017
                                                                                                 ----------
                                                                                                 81,391,904
                                                                                                 ----------

Office Equipment/
Supplies            6.5%         970,000 Canon Inc. ...........................................  17,568,039
                                 989,000 Ricoh Co., Ltd. ......................................  10,823,923
                                 113,900 Riso Kagaku Corp. ....................................   9,608,416
                                                                                                 ----------
                                                                                                 38,000,378
                                                                                                 ----------



    The accompanying notes are an integral part of the financial statements.


THE JAPAN FUND, INC.
-----------------------------------------------------------------------------------------------------------


                    % of                                                                            Market
                 Portfolio      Shares                                                            Value ($)
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY          2.4%

Electronic
Components/
Distributors        1.5%         116,000 Kyocera Corp. ........................................   8,617,143
                                                                                                -----------
Electronic Data
Processing          0.9%         472,000 Fujitsu Ltd. .........................................   5,257,143
                                                                                                -----------

METALS & MINERALS  11.5%

Precious Metals     1.9%       1,255,000 Sumitomo Metal Mining Co., Ltd. ......................  11,279,806
                                                                                                -----------
Steel & Metals      9.6%       1,207,000 Hitachi Metals, Ltd. .................................  15,080,194
                               4,456,000 Kawasaki Steel Corp. .................................  15,536,659
                               2,360,000 Nisshin Steel Co., Ltd. ..............................   9,531,429
                               5,094,000 Sumitomo Metal Industries, Ltd.* .....................  15,442,344
                                                                                                -----------
                                                                                                 55,590,626
                                                                                                -----------

CONSTRUCTION        2.4%

Building Materials  1.4%         758,000 Matsushita Electric Works, Inc.. .....................   8,002,131
                                                                                                -----------
Homebuilding        0.3%          21,000 Eyeful Home Technology Inc. ..........................     262,373
                                 215,000 Hosoda Corp. .........................................   1,645,036
                                                                                                -----------
                                                                                                  1,907,409
                                                                                                -----------

Miscellaneous       0.7%         205,000 Maeda Road Construction Co., Ltd. ....................   3,792,252
                                                                                                -----------

TRANSPORTATION      1.3%

Railroads                          1,564 East Japan Railway Co. ...............................   7,604,143
                                                                                                -----------
                                        TOTAL COMMON STOCKS (Cost $516,946,612) ............... 529,765,690
                                                                                                -----------

                              -----------------------------------------------------------------------------
                    2.1%      PURCHASED OPTIONS
                              -----------------------------------------------------------------------------
                              Principal
                              Amount
                              -----------------------------------------------------------------------------
                              JPY   11,000,000,000 Put on Japanese Yen, strike price
                                                   JPY 101.9, expiration date 10/17/96 ........   4,202,000

                              JPY   11,000,000,000 Put on Japanese Yen, strike price
                                                   JPY 102.59, expiration date 12/18/96 .......   4,136,000

                              JPY   11,000,000,000 Put on Japanese Yen, strike price
                                                   JPY 102.68,  expiration date 1/16/97 .......   3,685,000
                                                                                                -----------
                                        TOTAL PURCHASED OPTIONS (Cost $6,446,016) .............  12,023,000
                                                                                                -----------
-----------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENT PORTFOLIO - 100.0%
                                        (Cost $563,098,003) (a) ............................... 581,544,056
                                                                                                ===========


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  *  Non-income producing security

(a) The cost for federal income tax purposes was $581,168,570. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $375,486. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $30,669,096 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $30,293,610.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at December 31, 1995 aggregated $8,732,109. See Note A of the Notes to Financial Statements.


    The accompanying notes are an integral part of the financial statements.

THE JAPAN FUND, INC.
FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------

December 31, 1995
---------------------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $563,098,003)
  (Note A) ..................................................                   $ 581,544,056
Cash ........................................................                             887
Foreign currency holdings, at market (identified
  cost $2,117,635)(Note A) ..................................                       2,110,090
Receivable on fund shares sold ..............................                         730,116
Dividends and interest receivables ..........................                         140,307
Receivable on investments sold ..............................                         122,999
Other assets ................................................                           5,551
                                                                                -------------
  Total assets ..............................................                   $ 584,654,006
LIABILITIES
Payable for investments purchased ..............                $ 5,436,795
Payable for fund shares redeemed ...............                  3,081,429
Accrued management fee (Note C) ................                    336,671
Other accrued expenses (Note C) ................                    601,920
Payable on closed forward currency
  exchange contracts  (Note A) .................                 26,393,018
                                                                -----------
     Total liabilities ......................................                      35,849,833
                                                                                -------------
Net assets, at market value .................................                   $ 548,804,173
                                                                                =============
NET ASSETS
Net assets consist of:
  Undistributed net investment income .......................                   $  10,531,476
  Net unrealized appreciation (depreciation) on:
     Investments ............................................                      18,446,053
     Foreign currency related transactions ..................                            (197)
  Accumulated net realized loss .............................                     (52,013,581)
  Capital stock .............................................                      19,379,820
  Additional paid-in capital ................................                     552,460,602
                                                                                -------------
Net assets, at market value .................................                   $ 548,804,173
                                                                                =============
NET ASSET VALUE, offering and redemption price per
  share ($548,804,173/58,139,460 outstanding
  shares of capital stock, $.333 par value,
  600,000,000 shares authorized)                                                        $9.44
                                                                                        =====


    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
Dividends (net of withholding taxes of $525,179) .....                   $  3,004,295
Interest (net of withholding taxes of $3,093) ........                      1,982,854
                                                                         ------------
                                                                            4,987,149

Expenses:
Management fee (Note C) ..............................   $  3,840,792
Shareholder and Transfer Agent services (Note C) .....        998,363
Officers and directors fees and expenses (Notes C & D)        189,087
Custodian fees .......................................        431,686
Printing .............................................        290,889
Legal ................................................        252,251
Auditing and accounting services .....................        109,650
Federal and state registration .......................         42,721
Other ................................................         57,165       6,212,604
                                                         ----------------------------
Net investment loss ..................................                     (1,225,455)
                                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT TRANSACTIONS

Net realized loss from:

   Investments .......................................    (21,046,440)
   Options ...........................................     (1,298,631)
   Foreign currency related transactions .............     (9,521,339)    (31,866,410)
Net unrealized appreciation (depreciation)               ------------
   during the period on:
   Investments .......................................    (22,855,119)
   Written options ...................................        226,928
   Foreign currency related transactions .............      8,668,747     (13,959,444)
                                                         ----------------------------
Net loss on investment transactions ..................                    (45,825,854)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .                   $(47,051,309)
                                                                         ============



    The accompanying notes are an integral part of the financial statements.

THE JAPAN FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     YEARS ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                      1995           1994
--------------------------------------------------------------------------------
Operations:
Net investment loss ...........................   $  (1,225,455)   $  (2,599,796)
Net realized gain (loss) from investment
  transactions ................................     (31,866,410)      42,025,485
Net unrealized appreciation (depreciation) on
 investment transactions during the period ....     (13,959,444)       2,264,434
                                                  -------------    -------------
Net increase (decrease) in net assets resulting
  from operations .............................     (47,051,309)      41,690,123
                                                  -------------    -------------
Distributions to shareholders:
From net realized gains ($.80 per
  share for December 31, 1994) ................            --        (42,020,462)
                                                  -------------    -------------
In excess of net realized gains ($.11 and $.05
  per share, respectively) ....................      (5,803,249)      (2,360,903)
                                                  -------------    -------------
Fund share transactions:
Proceeds from shares sold .....................     330,312,663      521,023,226
Net asset value of shares issued to
  shareholders in reinvestment of
  distributions ...............................       4,957,881       37,569,251
Cost of  shares  redeemed .....................    (319,319,066)    (441,092,468)
                                                  -------------    -------------
Net increase in net assets from
  Fund share transactions .....................      15,951,478      117,500,009
                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............     (36,903,080)     114,808,767
Net assets at beginning of period .............     585,707,253      470,898,486
                                                  -------------    -------------
NET ASSETS AT END OF PERIOD (including
  undistributed net investment income
  of $10,531,476 and accumulated
  distributions in excess
  of net investment income of
  $(11,758,799), respectively) ................   $ 548,804,173    $ 585,707,253
                                                  =============    =============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period .....      55,779,456       45,596,062
                                                  -------------    -------------
Shares sold ...................................      37,050,849       44,011,661
Shares issued to shareholders in
  reinvestment of distributions ...............         559,580        3,602,037
Shares redeemed ...............................     (35,250,425)     (37,430,304)
                                                  -------------    -------------
Net increase in Fund shares ...................       2,360,004       10,183,394
                                                  -------------    -------------
Shares outstanding at end of period ...........      58,139,460       55,779,456
                                                  =============    =============


    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.


                                                                      YEARS ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------------------------
                                  1995     1994(a)  1993(a)     1992     1991    1990       1989     1988       1987    1986(a)
                                 ------------------------------------------------------------------------------------------------

Net asset value,
  beginning of period            $10.50   $10.33    $ 8.90     $10.69   $10.76   $14.27    $16.24    $16.97    $20.28   $15.53
                                 ------   ------    ------     ------   ------   ------    ------    ------    ------   ------
Income from investment
  operations:
  Net investment
   income (loss) ........          (.01)    (.05)     (.05)      (.05)    (.03)     .09       .04       .04       .16      .10
  Net realized and
   unrealized gain (loss)
   on investments .......          (.94)    1.07      2.15      (1.74)     .37    (2.41)     1.66      3.13      5.81     9.34
                                 ------   ------    ------     ------   ------   ------    ------    ------    ------   ------
Total from investment
  operations ............          (.95)    1.02      2.10      (1.79)     .34    (2.32)     1.70      3.17      5.97     9.44
                                 ------   ------    ------     ------   ------   ------    ------    ------    ------   ------
Less distributions:
  From net investment
   income ...............            --       --        --         --       --     (.09)     (.08)     (.02)     (.20)    (.02)
  In excess of net
   investment income ....            --       --      (.28)        --       --       --        --        --        --       --
  From net realized
   gains on investment
   transactions .........            --     (.80)     (.39)        --     (.41)   (1.10)    (3.59)    (3.88)    (9.08)   (4.67)
  In excess of net
   realized gains .......          (.11)    (.05)       --         --       --       --        --        --        --       --
                                 ------   ------    ------     ------   ------   ------    ------    ------    ------   ------
  Total distributions ...          (.11)    (.85)     (.67)        --     (.41)   (1.19)    (3.67)    (3.90)    (9.28)   (4.69)
                                 ------   ------    ------     ------   ------   ------    ------    ------    ------   ------
Net asset value,
  end of period .........        $ 9.44   $10.50    $10.33     $ 8.90   $10.69   $10.76    $14.27    $16.24    $16.97   $20.28
                                 ======   ======    ======     ======   ======   ======    ======    ======    ======   ======
TOTAL RETURN (%) ........         (9.07)   10.03     23.64     (16.74)    3.11   (16.36)    11.63     19.40     33.01    77.54

RATIOS AND
SUPPLEMENTAL DATA

Net assets, end of
 period ($ millions) ....           549      586       471        409      335       313      401       404       394      584
Ratio of operating
 expenses to average
 daily net assets (%) ...          1.21     1.08      1.25       1.42     1.26      1.05     1.02      1.01       .90      .70
Ratio of net investment
 income to average
 daily net assets (%) ...          (.24)    (.40)     (.47)      (.31)    (.15)      .72      .34       .28       .41      .51
Portfolio turnover rate (%)        69.9     74.3      81.7       47.0     46.4      52.7     60.4      38.8      34.0     38.2


(a) Per share amounts have been calculated using weighted average shares outstanding.



THE JAPAN FUND, INC. NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on an exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities traded in the over-the-counter market are valued at the most recent sale price on such market. If no sale occurred in the over-the-counter market, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the valuation committee of the Board of Directors at fair value amounted to $6,953,317 (1.27% of net assets) and have been noted in the investment portfolio as of December 31, 1995.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-Counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

--------------------------------------------------------------------------------
THE JAPAN FUND, INC.
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. No provision for United States income taxes has been made since it is the Fund's policy to comply with provisions of the Internal Revenue Code applicable to regulated investment companies. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese tax on capital gains.

At December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $23,266,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2003, the expiration date. In addition, from November 1, 1995 through December 31, 1995, the Fund incurred approximately $1,685,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1996.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from

--------------------------------------------------------------------------------
THE JAPAN FUND, INC.
--------------------------------------------------------------------------------

distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Acquisition discount and original issue discount are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
For the year ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $352,815,732 and $376,852,354, respectively.

Transactions in written options for the year ended December 31, 1995 are summarized as follows:


                                                OPTIONS ON CURRENCIES
                                             ----------------------------
                                                                PREMIUMS
                                             JAPANESE YEN     RECEIVED ($)
                                             -----------------------------
Beginning of Period                          4,177,500,000     1,861,822

Exercised                                   (4,177,500,000)   (1,861,822)
                                            --------------    ----------

End of Period                                           --    $       --
                                            ==============    ==========


C. RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the " Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such assets, 0.70% of the next $300,000,000 of such assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

monthly. For the year ended December 31, 1995, the fee pursuant to the Management Agreement amounted to $3,840,792, which was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser.

Under the Research Agreement, (the "Research Agreement") between the Adviser and The Nikko International Capital Management Co., Ltd. ("NICAM"), an affiliate of The Nikko Securities Co., Ltd., NICAM provides information, investment recommendations, advice and assistance for use by the Adviser in advising the Fund. Effective January 1, 1995, the Adviser agreed to pay NICAM a fee equal to an annual rate of 0.10% of the Fund's average daily net assets computed and accrued daily and paid monthly. On December 31, 1995, the research contract with NICAM terminated. For the year ended December 31, 1995 the fee pursuant to the Research Agreement amounted to $512,970.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SSC aggregated $779,092, of which $61,459 is unpaid at December 31, 1995.

The Fund pays each of its Officers and Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, the Officers and Directors fees aggregated $145,087.

During the year ended December 31, 1995, there were $186,917 in commissions paid or accrued by the Fund to The Nikko Securities Co., Ltd.

D. DIRECTORS' RETIREMENT BENEFITS
--------------------------------------------------------------------------------

Under a retirement program, which became effective January 1, 1992, independent members of the Board of Directors who meet certain criteria become eligible to participate in a defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Directors fees and length of service. For the year ended December 31, 1995, Directors' retirement benefits amounted to

THE JAPAN FUND, INC.
--------------------------------------------------------------------------------

$44,000. At December 31, 1995, the Fund has accrued $162,007 for such benefits.

E. LINE OF CREDIT
--------------------------------------------------------------------------------

The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF THE JAPAN FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts     PRICE WATERHOUSE LLP
February 7, 1996

THE JAPAN FUND, INC.
TAX INFORMATION



   For its fiscal year ended December 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.01 per share (representing a total of $528,125). The total amount of taxes paid by the Fund to such countries was $.01 per share (representing a total of $528,125).


OFFICERS AND DIRECTORS

Henry Rosovsky
Chairman of the Board and
Director
   Professor, Harvard University; Director, Corning Inc., Paine Webber Group

Douglas M. Loudon*
President

William L. Givens
Director
   President, Twain Associates

William H. Gleysteen, Jr.
Director
   President, The Japan Society, Inc.

Nobuo Ishizaka
Director
   Non-executive Director, Atlas Copco, Kaigai Bussan K.K., HFI Food, Inc.

John F. Loughran
Director
   Senior Adviser for Asia Pacific to J.P. Morgan & Co., Inc.

William V. Rapp
Director
   Senior Research Fellow Columbia University; Visiting Lecturer, University of Victoria; Managing Director, Rue Associates

O. Robert Theurkauf*
Director

Shoji Umemura
Director
   Chairman, The Nikko Securities Co., Ltd.; Vice Chairman, Japan Securities Dealers Association; Governor, Board of Governors, Tokyo Stock Exchange, Association of Tokyo Stock Exchange Regular Members; Director, The Securities Analysts Association of Japan; Executive Director, Federation of Economic Organizations, Japan Federation of Employers Association; Advisor, Japan Association of Corporate Executives; Advisor, Tokyo Chamber of Commerce and Industry; Vice Chairman, Japan-Korea Economic Association; Member, Board of Trustees, Waseda University; Chairman, Congregation, Waseda University

                              THE JAPAN FUND, INC.


Hiroshi Yamanaka
Director
   Advisor to the Board, The Meiji Mutual Life Insurance Company; Lifetime Executive Director, Japan Association of Corporate Executives; Vice Chairman, The Security Analysts Association of Japan; Governor, Board of Governors, Tokyo Stock Exchange; Auditor, Bank of Tokyo, Ltd.; Director, Kirin Brewery Co., Ltd., Nikon Corp.; Doctor of Commerce, Chuo University

Elizabeth J. Allan*
Vice President

William E. Holzer*
Vice President

Thomas W. Joseph*
Vice President

Seung Kwak*
Vice President

Edward J. O'Connell*
Vice President

Miyuki Wakatsuki
Vice President
   Manager, Nikko International Capital Management Co., Ltd.

Gina Provenzano*
Vice President and Treasurer

Kathryn L. Quirk*
Vice President and Secretary

Thomas F. McDonough*
Assistant Secretary

Pamela A. McGrath*
Assistant Treasurer

HONORARY DIRECTORS
Tristan E. Beplat
   Director, Daiwa Bank Trust Co., Yasuda Fire & Marine Insurance Co. of America, Pacific Forum, Farfield Maxwell, Ltd; Member, Advisory Council, East Asian Studies, Princeton University; Honorary Director, Japan Society, U.S.-Asia Institute, Radix Ventures, Inc.

Allan Comrie
   Former Director, The Japan Fund, Inc.

Jonathan Mason
   Former Chairman of the Board and Director, The Japan Fund, Inc.

James W. Morley
   Professor of Political Science Emeritus, Columbia University

Robert G. Stone, Jr.
   Former Chairman of the Board and Director, The Japan Fund, Inc. Chairman of the Board, Kirby Corporation

* Scudder Stevens & Clark, Inc.

You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).



                                     HOW TO CONTACT US:

                                       1-800-53-JAPAN

                                       1-800-535-2726
                            (Outside the U.S. call 617-439-4640)

                                       The Japan Fund
                                 Shareholder Service Center
                                   Two International Place
                                      Boston, MA 02110

                               Scudder, Stevens & Clark, Inc.
                                     Investment Manager